SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 20, 2002




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)





            Texas                      0-4690                  74-2126975
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
      of incorporation)                                     identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 404-5000



                         ______________________________

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



Item 5.Other Events

Effective August 19, 2002, Financial Industries Corporation (the "Registrant") placed Roy F. Mitte, the President, Chief Executive Officer and Chairman of the Board of the Registrant, on administrative leave pending the completion of the review by the Audit Committee of the matters described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2002.

The Board of Directors met on August 19, 2002 and elected Dr. Eugene Payne as a Director of the Registrant and appointed him as interim Chairman of the Board. Thomas C. Richmond, who has been Registrant's Vice President in charge of Operations and the Executive Vice President of Operations for Registrant's two life insurance company subsidiaries, has been given the formal title of Chief Operations Officer.

FIC has also formed a Special Committee of the Board of Directors to review and consider the structure and functions of the offices of the President and the Chief Executive Officer during the administrative leave. Elizabeth Nash, Theodore A. Fleron and S. Tim Casey are the members of the Special Committee.


Exhibits.

     99.1* - Press Release dated August 20, 2002

___________________
* Filed herewith

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINANCIAL INDUSTRIES
                                          CORPORATION




Date: August 20, 2002                     By:      /s/ Jeffrey H. Demgen
                                              ---------------------------------
                                              Jeffrey H. Demgen
                                              Chief Financial Officer

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



                                  Exhibit 99.1
                                  ------------

FOR IMMEDIATE RELEASE
---------------------
August 20, 2002

FOR MORE INFORMATION CONTACT
----------------------------
Robert S. Cox
512-404-5128

                        FINANCIAL INDUSTRIES CORPORATION
                        ANNOUNCES ADMINISTRATIVE LEAVE OF
           PRESIDENT, CHIEF EXECUTIVE OFFICER & CHAIRMAN OF THE BOARD
              AND FURTHER ANNOUNCES APPOINTMENT OF INTERIM CHAIRMAN
                       AND FORMATION OF SPECIAL COMMITTEE

AUSTIN, TEXAS -- Financial Industries Corporation (FIC) (Nasdaq: FNIN) announces that effective August 19, 2002, Roy F. Mitte, the President, Chief Executive Officer and Chairman of the Board, has been placed on administrative leave pending completion of the review by the Audit Committee described in FIC's press release dated August 15, 2002 and its Current Report on Form 8-K filed with the Securities and Exchange Commission on that same day.

FIC also announces that Dr. Eugene Payne has been elected as a member of FIC's Board of Directors and has been appointed to serve as interim Chairman of the Board during the period of Mr. Mitte's administrative leave. He is currently Chairman of the Management Department at Southwest Texas State University in San Marcos, Texas. Dr. Payne previously served as Director and Vice-President of FIC from 1992 until he elected early retirement in 1999. In the twenty years prior to his tenure with FIC, he served in executive positions for Texas Tech University, E.I. DuPont, the University of Texas at Dallas and EDS Corporation.

Dr. Payne stated that, "I am pleased to be able to provide leadership during Mr. Mitte's administrative leave. Senior management of the company, including Thomas
C. Richmond, Chief Operating Officer and Jeffrey H. Demgen, Chief Financial Officer, are expected to provide continuity."

Finally, FIC announces that the Board of Directors has formed a Special Committee to review and consider the structure and functions of the offices of the President and the Chief Executive Officer during the administrative leave.

The information in this release relating to the Company's operations and financial results, future business developments, and contingencies and uncertainties constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.

The Company's NASDAQ symbol is FNIN. For more information on FIC, go to http://www.ficgroup.com on the Internet.

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